Supplement to
Fidelity's Government Bond Funds
September 29, 2006
Prospectus

The following information replaces the biographical information found in the "Fund Management" section on page 28.

Brett Kozlowski is vice president and manager of Intermediate Government Income Fund, which he has managed since October 2006. He also manages other Fidelity funds. Since joining Fidelity in 1997, Mr. Kozlowski has worked as a portfolio analyst. Prior to working as a fixed-income analyst, Mr. Kozlowski was a trader in the Fixed Income Group.

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